                                                                    EXHIBIT 10.3

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT (this "Agreement"), dated May 13, 2005, to be effective February 1, 2005 (the "Effective Date"), is being entered into by and between National Health Partners, Inc., an Indiana corporation with its principal place of business at 120 Gibraltar Road, Suite 107, Horsham, PA 19044 (the "Company"), and Patricia S. Bathurst (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company desires to secure the employment of the Employee as the Vice President - Marketing of the Company in accordance with the provisions of this Agreement; and

         WHEREAS, the Employee desires and is willing to be so employed by the Company.

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Employment Term. This Agreement shall remain in force and effect for a term commencing on the Effective Date hereof and expiring on the fifth (5th) anniversary hereof (the "Initial Term"), or until the employment relationship is terminated pursuant to Section 4 hereof. Upon the expiration of the Initial Term, this Agreement will be renewed automatically for successive one-year periods (each, a "Renewal Term"), unless sooner terminated in accordance with the provisions of Section 4 or unless the Company or the Employee gives written notice of non-renewal ("Non-Renewal Notice") to the other at least three (3) months prior to the date on which the Employee's employment would otherwise end.

         2. Duties; Exclusive Services and Best Efforts.

            (a) Duties. Employee shall hold the position of Vice President - Marketing and shall have such responsibilities, duties and authority consistent with such position as may from time to time be determined by the Company's board of directors, including those set forth in Exhibit A attached hereto.

            (b) Dedicated Services and Best Efforts. The Employee agrees to devote her best efforts, energies and skill to the faithful, competent and diligent discharge of the duties and responsibilities attributable to her position and to this end, will devote her fulltime attention to the business and affairs of the Company. The Employee also agrees that she shall not take personal advantage of any business opportunities directly relevant to the present business and products of the Company that arise during her employment that may benefit the Company. All material facts regarding such opportunities must be promptly reported to the Company's board of directors for its consideration. In addition, the Company acknowledges and agrees that the Employee shall be permitted to engage in and pursue such contemporaneous activities and interests as the Employee may desire, for personal profit or otherwise, provided such activities do not interfere with the Employee's performance of her duties and obligations hereunder.

         3. Compensation. On and after the commencement of Employee's employment, the Employee shall receive, for all services rendered to the Company hereunder, the following:

            (a) Base Salary. Beginning on the Effective Date, the Employee shall be entitled to an annual base salary equal to $132,000. The Employee's annual base salary shall be payable in equal installments in accordance with the Company's general salary payment policies but no less frequently than monthly. On January 1 of each year remaining of the Initial Term, Employee's salary shall be increased by the greater of: (i) 10%, (ii) the Consumer Price Index for all items for the 12-months ended December 31st of the immediately preceding year, or (iii) such amount as shall be determined by the board of directors in its sole discretion.

            (b) Annual Bonus. In addition to base salary, the Employee shall receive an annual bonus ("Annual Bonus") in such amount as shall be determined by the board of directors in its sole discretion. The Annual Bonus, if any, shall be paid by the Company to the Employee within 10 business days of the date the Company's Annual Report on Form 10-K or Form 10-KSB, as the case may be, for the fiscal year to which the Annual Bonus relates is filed with the United States Securities and Exchange Commission ("SEC"), or, if the Company is not subject to the SEC reporting requirements, within 10 business days of the delivery to the Company of the Company's audited financial statements for the fiscal year to which the Annual Bonus relates by the Company's independent accountant.

            (c) Incentive Compensation. The Employee will be eligible for awards from the Company's incentive compensation plans, including without limitation, any stock incentive plans applicable to high level executives of the Company, in accordance with the terms thereof and on a basis commensurate with her position and responsibilities. Any such compensation shall be determined by the Company in its sole discretion. Nothing herein shall effect any rights or obligations of the Employee or the Company created pursuant to any stock option plan or stock option agreement between the parties hereto.

            (d) Stock Option. Upon execution of this Agreement, the Company shall deliver to the Employee an option to acquire 1,000,000 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), in the form attached hereto as Exhibit B.

            (e) Vacation. The Employee shall be eligible for six (6) weeks of paid vacation each year of her employment hereunder. The Employee shall be permitted to carry over and accrue unused vacation time for a period of up to two (2) years. Except as required by applicable law, in no event shall the Employee be entitled to receive any cash compensation in lieu of unused vacation time.

            (f) Expenses. Subject to and in accordance with the Company's policies and procedures and, upon presentation of itemized accounts, the Employee shall be reimbursed by the Company for reasonable and necessary business-related expenses incurred by the Employee on behalf of the Company.





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

            (g) Deductions from Salary and Benefits. The Company will withhold from any salary or benefits payable to the Employee all federal, state, local, and other taxes and other amounts as required by law, rule or regulation.

         4. Termination. This Agreement may be terminated by either the Employee or the Company at any time, subject only to the provisions of this Section 4.

            (a) Voluntary Termination. If Employee terminates her own employment, the Company shall be released from any and all further obligations under this Agreement, except that the Company shall be obligated to pay Employee all salary, benefits, stock, bonuses, reimbursable expenses and all other compensation owing to Employee through the effective date of termination. Employee shall also be entitled to any benefits and reimbursement owed in accordance with Section 3(f). Employee's obligations under Sections 5, 7 and 8 hereof shall survive the termination of Employee's employment, and Employee shall remain bound thereby.

            (b) Death. This Agreement shall terminate on the date of the Employee's death, in which event all salary, benefits, stock, bonuses, reimbursable expenses and all other compensation owing to the Employee through the date of the Employee's death shall be paid to her estate.

            (c) Disability. If, during the term of this Agreement, in the reasonable opinion of at least three (3) licensed medical specialists who specialize in the diagnosed form of disability, the Employee, because of physical or mental illness or incapacity or disability, shall become unable to perform, with reasonable accommodation, substantially all of the duties and services required of her under this Agreement for a period of 180 days during any 12-month period, the Company may, upon at least 10 days prior written notice given at any time after the expiration of such 180-day period, notify the Employee of its intention to terminate this Agreement as of the date set forth in the notice. In the event a determination is made that such a disability exists and the Employee disagrees with the determination, Employee may request a review of the determination by independent licensed medical specialists, the reasonable costs of which shall be paid by the Company. If the licensed medical specialists are unable to reach a consensus that a such a disability exists, then the Company and the Employee shall settle the dispute in accordance with the provisions of Section 10 hereof. In the event of the Employee's termination, the Employee shall be entitled to receive all salary, benefits, stock, bonuses, reimbursable expenses and all other compensation owing to the Employee through the date of termination. The Company shall have no further obligation or liability to the Employee. The Employee's obligations under Sections 5, 7 and 8 hereof shall survive the termination of Employee's employment, and Employee shall remain bound thereby.

            (d) Termination by Employer for Cause. This Agreement may be terminated by the Company for "Cause" at any time. Upon such termination for "Cause", the Company shall be released from any and all further obligations under this Agreement, except that the Company shall be obligated to pay the Employee all salary, benefits, stock, bonuses, reimbursable expenses and all other compensation owing to the Employee through the effective date of such termination. The Employee shall also be entitled to any benefits and reimbursement owed in accordance with Section 3(f). The Employee's obligations under Sections 5, 7 and 8 hereof shall survive the termination of Employee's employment, and Employee shall remain bound thereby.

            Termination for "Cause" shall mean and be limited to the following conduct of the Employee:

                (i) Breach of any material provision of this Employment Agreement by the Employee if not reasonably cured within two (2) weeks after receiving written notice thereof;

                (ii) Intentional misconduct as an employee of the Company, including but not limited to, any intentional misappropriation of funds or property of the Company, any intentional attempt to obtain any personal profit from any transaction in which the Employee has an interest that is materially adverse to the Company, any intentional breach of the duty of care or loyalty owed by the Employee to the Company, or any other intentional act or intentional omission of the Employee that substantially impairs the Company's ability to conduct its ordinary business in its usual manner;

                (iii) Material neglect or refusal to perform the duties set forth in Section 2(a) of this Agreement if not reasonably cured within two (2) weeks after receiving notice thereof;

                (iv) Conviction of a felony or plea of guilty or nolo contendere to a felony;

                (v) Intentional acts of dishonesty by the Employee having a material adverse effect on the Company, including any intentional act or intentional omission that subjects the Company to public scandal or ridicule, or that causes the Company to be sanctioned by a governmental authority as a result of a violation of governmental regulations; and

                (vi) Intentional disclosure or use of material confidential information of the Company, other than as specifically authorized and required in the performance of the Employee's duties, having a material adverse effect on the Company.

            (e) Termination by Employer Without Cause. Upon termination of this Agreement without Cause: (i) the Company shall be released from any and all further obligations under this Agreement, (ii) the Company shall pay to the Employee the full annual base salary that would otherwise have been paid to the Employee during the remainder of the Initial Term, (iii) the Employee shall be immediately entitled to two (2) years' annual base salary, calculated at the highest annual base salary rate as determined in accordance with Section 3(a) of this Agreement, and (iv) the Employee shall be immediately entitled to all benefits, stock, bonuses, reimbursable expenses and all other compensation to which Employee would have been entitled had the Employee been employed by the Company during the remainder of the Initial Term.

            (f) Termination by the Employee for Good Reason. Upon termination of this Agreement for Good Reason: (i) the Company shall be released from any and all further obligations under this Agreement, (ii) the Company shall pay to the Employee the full annual base salary that would otherwise have been paid to the Employee during the remainder of the Initial Term, (iii) the Employee shall be immediately entitled to two (2) years' annual base salary, calculated at the highest annual base salary rate as determined in accordance with Section 3(a) of this Agreement, and (iv) the Employee shall be immediately entitled to all benefits, stock, bonuses, reimbursable expenses and all other compensation to which Employee would have been entitled had the Employee been employed by the Company during the remainder of the Initial Term. Termination for "Good Reason" shall mean, without the express written consent of the Employee, the occurrence of any of the following events:

                (i) assignment to the Employee of any duties inconsistent in any material respect with the Employee's position (including titles and reporting relationships), authority, duties or responsibilities as set forth in Section 2(a), or any other action by the Company that results in a significant diminution in such position, authority, duties or responsibilities;

                (ii) any failure by the Company to comply with any of the material provisions of this Agreement;

                (iii) the delivery to the Employee by the Company of a Non-Renewal Notice pursuant to Section 1 hereof; or

                (iv) any "Change in Control."

"Change in Control" shall mean the first to occur of any of the following events:

            (a) any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding for this purpose: (i) the Company or any subsidiary of the Company, or (ii) any employee benefit plan of the Company or any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing more than 30% of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company;

            (b) persons who, as of the Effective Date, constitute the board of directors (the "Incumbent Directors") cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority thereof, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50% of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the board of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Exchange Act) other than the board of directors, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

            (c) consummation of a reorganization, merger or consolidation, or sale or other disposition of at least 80% of the assets of the Company; or

            (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         5. Non-Competition and Business Opportunities.

            (a) Non-Competition. The Employee agrees that during the period of her employment hereunder and for a period of one (1) year thereafter, the Employee will not directly or indirectly: (i) market, sell or perform services such as are offered or conducted by the Company, its affiliates and subsidiaries during the period of her employment, to any customer or client of the Company, or "Prospective Customer" or client of the Company; or (ii) engage, directly or indirectly, whether as principal or as agent, officer, director, employee, consultant, shareholder, or otherwise, alone or in association with any other person, corporation or other entity, in any "Competing Business". For the purpose of this Section 5(a) "Prospective Customer" shall mean any person with whom the Company during the 12 months preceding the date of the Employee's termination of employment hereunder has entered into formal negotiations for a contract and/or has indicated in any written documentation an intent to do business with the Company. For purposes of this Section 5(a), the term "shareholder" shall exclude Employee to the extent the Employee owns less than ten percent (10%) of any public company's outstanding Common Stock. For the further purposes of this Agreement, the term "Competing Business" shall mean all activities and services similar to those conducted or provided by the Company in connection with the Company's CARExpress Health Savings Network. Due to the nature of the markets served and the products and services to be developed and marketed by the Company that are intended to be available on a national basis, the restrictions set forth in this Section 5(a) cannot be limited to a specific geographic area within the United States.

            (b) Business Opportunities. The Employee agrees that during the period of her employment hereunder, the Employee will not take personal advantage of any business opportunities that are similar or substantially similar to the present business of the Company. In addition, all material facts regarding any such business opportunities must be promptly and fully disclosed by the Employee to the board of directors as soon as the Employee becomes aware of any opportunity, and in no event later than forty-eight (48) hours after learning of such opportunity. Business opportunities covered by this Section 5(b) shall include, but are not limited to, opportunities directly relating to any activities or services similar to those conducted or provided by the Company in connection with the Company's CARExpress Health Savings Network.

            (c) Non-Solicitation. The Employee agrees that during the period of employment hereunder and for a period of one (1) year thereafter, the Employee will not request or otherwise attempt to induce or influence, directly or indirectly, any present customer, distributor or supplier, or Prospective Customer, distributor or supplier, of the Company, or other persons sharing a business relationship with the Company to cancel, to limit or postpone their business with the Company, or otherwise take action that might be to the material disadvantage of the Company. The Employee agrees that during the period of employment hereunder and for a period of one (1) year thereafter, Employee will not hire or solicit for employment, directly or indirectly, or induce or actively attempt to influence, hire or solicit, any employee, agent, officer, director, contractor, consultant or other business associate of the Company to terminate his or her employment or discontinue such person's consultant, contractor or other business association with the Company.

            (d) Nondisparagement. Each of the Employee and the Company (for purposes hereof, the Company shall mean only the executive officers and directors thereof and not any other employees) agrees not to make any public statements that disparage the other party, or in the case of the Company, its respective affiliates, employees, officers, directors, products or services. Notwithstanding the foregoing, statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings (including, without limitation, depositions in connection with such proceedings) shall not be subject to this Section 5(d).

            (e) Scope. The parties hereto agree that, due to the nature of the Company's business, the duration and scope of the non-competition and non-solicitation provisions set forth above are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provisions are to that extent unenforceable, the parties hereto agree that such provisions shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that the non-competition and non-solicitation provisions herein shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The Employee agrees that damages are an inadequate remedy for any breach of such provisions and that the Company shall, whether or not it is pursuing any potential remedies at law, be entitled to seek in any court of competent jurisdiction, equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of either of these competition provisions.

         6. Representations and Warranties of the Employee. The Employee hereby represents and warrants to the Company as follows: (i) the Employee has the legal capacity and unrestricted right to execute and deliver this Agreement and to perform all of her obligations hereunder, and (ii) the execution and delivery of this Agreement by the Employee and the performance of her obligations hereunder will not violate or be in conflict with any fiduciary or other duty, instrument, agreement, document, arrangement, or other understanding to which Employee is a party or by which she is or may be bound or subject.

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         7. Disclosure of Innovations; Assignment of Ownership of Innovations;
Protection of Confidential Information. Employee hereby represents and warrants to the Company that Employee understands that the Company's business consists of the performance of activities and provision of services in connection with the Company's CARExpress Health Savings Network and any other healthcare benefits network or healthcare savings program of the Company, and that Employee may have access to or acquire information with respect to Confidential Information (as defined below), including software, processes and methods, development tools, scientific, technical and/or business innovations.

            (a) Disclosure of Innovations. Employee agrees to disclose in writing to the Company all inventions, improvements and other innovations of any kind materially relevant to the Company's present business and the CARExpress product line that Employee may make, conceive, develop or reduce to practice, alone or jointly with others, during the term of Employee's employment with the Company, whether or not such inventions, improvements or other innovations are related to and grow out of Employee's work for the Company and whether or not they are eligible for patent, copyright, trademark, trade secret or other legal protection ("Innovations"). Examples of Innovations shall include, but are not limited to, discoveries, research, inventions, formulas, techniques, processes, know-how, marketing plans, new product plans, production processes, advertising, packaging and marketing techniques and improvements to computer hardware or software.

            (b) Assignment of Ownership of Innovations. Employee agrees that all Innovations will be the sole and exclusive property of the Company and Employee hereby assigns all of Employee's rights, title or interest in the Innovations and in all related patents, copyrights, trademarks, trade secrets, rights of priority and other proprietary rights to the Company. At the Company's request and expense, during and after the period of Employee's employment with the Company, Employee will assist and cooperate with the Company in all respects and will execute documents, and, subject to Employee's reasonable availability, give testimony and take further acts requested by the Company to obtain, maintain, perfect and enforce for the Company patent, copyright, trademark, trade secret and other legal protection for the Innovations. Employee hereby appoints an authorized officer of the Company as Employee's attorney-in-fact to execute documents on her behalf for this purpose.

            (c) Protection of Confidential Information of the Company. Employee understands that Employee's work as an employee of the Company creates a relationship of trust and confidence between Employee and the Company. During and after the period of Employee's employment with the Company, Employee will not use or disclose or allow anyone else to use or disclose any Confidential Information relating to the Company, its products, services, suppliers or customers except as may be necessary in the performance of Employee's work for the Company or as may be specifically authorized in advance by appropriate officers of the Company. "Confidential Information" shall include, but not be limited to, information consisting of research and development, patents, trademarks and copyrights and applications thereof, technical information, computer programs, software, methodologies, innovations, software tools, know-how, knowledge, designs, drawings, specifications, concepts, data, reports, processes, techniques, documentation, pricing, marketing plans, customer and prospect lists, trade secrets, financial information, salaries, business affairs, suppliers, profits, markets, sales strategies, forecasts, employee information and any other information not available to the general public, whether written or oral, which Employee knows or has reason to know the Company would like to treat as confidential for any purpose, such as maintaining a competitive advantage or avoiding undesirable publicity. Employee will keep Confidential Information secret and will not allow any unauthorized use of the same, whether or not any document containing it is marked as confidential. These restrictions, however, will not apply to Confidential Information that has become known to the public generally through no fault or breach of Employee's or that the Company regularly gives to third parties without restriction on use or disclosure.

         8. Company Property. All records, files, lists, including computer generated lists, drawings, documents, software, documents, equipment, models, binaries, object modules, libraries, source code and similar items relating to the Company's business that the Employee shall prepare or receive from the Company and all Confidential Information shall remain the Company's sole and exclusive property ("Company Business Property"). Upon termination of this Agreement, the Employee shall promptly return to the Company all property of the Company in her possession, including Company Business Property. The Employee further represents that she will not copy or cause to be copied, or print out or cause to be printed out, any Company Business Property other than as specifically authorized and required in the performance of the Employee's duties. The Employee additionally represents that, upon termination of her employment with the Company, she will not retain in her possession any such Company Business Property.

         9. Cooperation. The Employee and Company agree that during the term of Employee's employment they shall, at the request of the other Party, render all assistance and perform all lawful acts that each Party considers necessary or advisable in connection with any litigation involving either Party or any director, officer, employee, shareholder, agent, representative, consultant, client, or vendor of the Company.

         10. Employment Dispute Settlement Procedure / Waiver of Rights.

             (a) The Employee and the Company each agree that, in the event either party (or its representatives, successors or assigns) brings an action in a court of competent jurisdiction relating to the Employee's recruitment, employment with, or termination of employment from the Company, each party in such action agrees to waive his, her or its right to a trial by jury, and further agrees that no demand, request or motion will be made for trial by jury.

             (b) The parties hereto further agree that, in the event that either seeks relief in a court of competent jurisdiction for a dispute covered by this Agreement, any other agreement between the Employee and the Company, or that relates to the Employee's recruitment, employment with or termination of employment from the Company, the defendant or third-party defendant in such action may, at any time within 60 days of the service of the complaint, third-party complaint or cross-claim upon such party, at his, her or its option, require all or part of the dispute to be arbitrated by a group of persons consisting of three (3) arbitrators in accordance with the rules of the American Arbitration Association. The parties agree that the option to arbitrate any dispute is governed by the Federal Arbitration Act. The parties understand and agree that, if the other party exercises his, her or its option, any dispute arbitrated will be heard solely by the arbitrators, and not by a court. The first arbitrator shall be chosen by the Company, the second arbitrator shall be chosen by the Employee, and the third arbitrator shall be chosen by the American Arbitration Association in accordance with such association's rules. Judgment upon the award rendered, however, may be entered in any court of competent jurisdiction. The cost of such arbitration shall be borne equally by the parties.

             (c) This dispute resolution agreement will cover all matters directly or indirectly related to the Employee's recruitment, employment or termination of employment by the Company; including, but not limited to, claims involving laws against discrimination whether brought under federal and/or state law and/or local law, and/or claims involving co-employees but excluding Worker's Compensation Claims. Nothing contained in this Section 10 shall limit the right of the Company to enforce by court injunction or other equitable relief the Employee's obligations under Sections 5, 7 and 8 hereof.

         11. Attorney's Fees. In the event of any dispute arising out of or under this Agreement or the Employee's employment with the Company, if the arbitrator or court of competent jurisdiction, whichever is hearing the matter, determines that the Employee has prevailed on the issues in the arbitration or court proceeding, as the case may be, the Company shall, upon presentment of appropriate documentation, at the Employee's election, pay or reimburse the Employee for all reasonable legal and other professional fees, costs of arbitration and other reasonable expenses incurred in connection therewith by the Employee.

         12. Choice of Law and Jurisdiction. This Agreement shall be construed and interpreted under, and the rights of the parties determined in accordance with, the laws of the Commonwealth of Pennsylvania. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the state and federal courts of the Commonwealth of Pennsylvania in connection with any suit, action, or other proceeding concerning this Agreement or enforcement of Sections 5, 7 and 8 hereof. The Employee waives and agrees not to assert any defense that the court lacks jurisdiction, venue is improper, inconvenient forum or otherwise. The Employee agrees to accept service of process by certified mail at the Employee's last known address.

         13. Successors and Assigns. Neither this Agreement, nor any of the Employee's rights, powers, duties or obligations hereunder, may be assigned by the Employee. This Agreement shall be binding upon and inure to the benefit of the Employee and her heirs and legal representatives and the Company and its successors. Successors of the Company shall include, without limitation, any company, individual, group, association, partnership, firm, venture or other entity or party acquiring, directly or indirectly, all or substantially all of the assets of the Company, whether by merger, consolidation, purchase, lease or otherwise. Any such successor referred to in this paragraph shall thereafter be deemed "the Company" for the purpose hereof. All covenants and restrictions upon the Employee hereunder, including, but not limited to, Sections 5, 7 and 8 hereof, are specifically assignable by the Company.

         14. Waiver. Any waiver or consent from the Company with respect to any term or provision of this Agreement or any other aspect of the Employee's conduct or employment shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Company at any time or times to require performance of, or to exercise any of its powers, rights or remedies with respect to any term or provision of this Agreement or any other aspect of the Employee's conduct or employment (except as otherwise expressly provided herein) shall in no manner affect the Company's right at a later time to enforce any such term or provision.

         15. Notices. All notices, requests, demands, and other communications hereunder must be in writing and shall be deemed to have been duly given if delivered by hand or mailed within the continental United States by first class, registered mail, return receipt requested, postage and registry fees prepaid, to the applicable party and addressed as follows:

             If to the Company:
             -----------------

                      National Health Partners, Inc.
                      120 Gibraltar Road, Suite 107
                      Horsham, PA 19044
                      Attn: Board of Directors

             With a copy to:
             --------------

                      Duane Morris LLP
                      240 Princeton Avenue, Suite 140
                      Hamilton, NJ 08619
                      Attn: Alex Soufflas, Esquire

             If to the Employee:
             ------------------

                      Patricia S. Bathurst
                      c/o National Health Partners, Inc.
                      120 Gibraltar Road, Suite 107
                      Horsham, PA 19044

         16. Severability. In the event that any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         17. Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience of reference only and shall not constitute a part of this Agreement.

         18. Entire Agreement and Amendments. This Agreement, including all Exhibits that form a part hereof, contains the entire agreement of the parties concerning the Employee's employment and all promises, representations, understandings, arrangements and prior agreements on such subject are merged herein and superseded hereby. The provisions of this Agreement may not be amended, modified, repealed, waived, extended or discharged except by an agreement in writing signed by the party against whom enforcement of any amendment, modification, repeal, waiver, extension or discharge is sought. No person acting other than pursuant to a resolution of the board of directors shall have authority on behalf of the Company to agree to amend, modify, repeal, waive, extend or discharge any provision of this Agreement or anything in reference thereto or to exercise any of the Company's rights to terminate or to fail to extend this Agreement.

         19. Survival. The Employee's obligations under Paragraphs 5, 7 and 8 shall survive and continue pursuant to the terms and conditions of this Agreement following specific termination.

         20. Understanding. The Employee represents and agrees that she fully understands her rights to discuss all aspects of this Agreement with her private attorney, that to the extent she desires, she availed herself of this right, that she has carefully read and fully understands all of the provisions of this Agreement, that she is competent to execute this Agreement, that her decision to execute this Agreement has not been obtained by any duress, and that she freely and voluntarily enters into this Agreement, and that she has read this document in its entirety and fully understands the meaning, intent, and consequences of this Agreement.

         21. Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

         22. Injunctive Relief. The Employee and Company hereby agree and acknowledge that in the event of a breach or threatened breach of this Agreement by the Employee or Company, the Company or the Employee, respectively, may suffer irreparable harm and monetary damages alone would not adequately compensate the Company or the Employee, respectively. Accordingly, the Company and the Employee will therefore be entitled to injunctive relief to enforce this Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and attested by its duly authorized officers, and the Employee has set her hand, all as of the day and year first above written.

                                              NATIONAL HEALTH PARTNERS, INC.



                                              By:  /s/  David M. Daniels
                                                 -------------------------------
                                                   David M. Daniels
                                                   Chief Executive Officer


                                              EMPLOYEE



                                              /s/  Patricia S. Bathurst
                                              ----------------------------------
                                              Patricia S. Bathurst

                                                                       Exhibit A
                                                                       ---------


                        FORM OF OPTION TO ACQUIRE SHARES
                OF COMMON STOCK OF NATIONAL HEALTH PARTNERS, INC.


         WHEREAS, National Health Partners, Inc., an Indiana corporation (the "Company"), and [_____________] ("Holder") are parties to that certain Employment Agreement, dated [_________, _____] (the "Employment Agreement"), pursuant to which the Holder agreed to be employed by the Company pursuant to the terms and conditions of the Employment Agreement in partial consideration for which the Company agreed to grant the Holder an option to acquire shares of the Company's common stock, $.001 par value per share ("Common Stock"); and

         WHEREAS, the Company wishes to grant this option to the Holder in satisfaction of its obligation to provide the Holder with such an option.

         NOW, THEREFORE, in consideration of the foregoing, the agreement set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Holder on the date hereof (the "Grant Date") an option (this "Option") to purchase [__________] shares ("Shares") of Common Stock, on the terms and subject to the conditions set forth herein.

         2. Term of Option. This option shall have a maximum term of ten (10) years measured from the Grant Date (the "Expiration Date") and shall accordingly expire at 5:00 p.m. eastern standard time on the Expiration Date.

         3. Right to Exercise. This Option may be exercised in whole or in part at any time after the Grant Date.

         4. Exercise Price. The exercise price per Share ("Exercise Price") at which this Option may be exercised shall be forty cents ($.40) per Share.

         5. Method of Exercise.

            (a) This Option shall be exercised by execution and delivery of the Notice of Exercise attached hereto as Appendix A ("Notice of Exercise") or any other written notice approved for such purpose by the Company that shall state the election of the Holder to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. The Notice of Exercise shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of the Notice of Exercise accompanied by payment of the Exercise Price.

            (b) No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Holder on the date on which this Option is exercised with respect to such Shares.

            (c) This Option may not be exercised for a fractional Share or scrip representing a fractional Share. In lieu of any fractional Share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

            (d) In no event may this Option be exercised after the Expiration Date.

         6. Methods of Payment. Shares of Common Stock purchased upon the exercise of an Option may be paid for as follows:

            (a) in cash or by check, payable to the order of the Company;

            (b) if the shares of Common Stock underlying the Option are registered under the Securities Act of 1933, as amended (the "Securities Act"), by: (i) delivery by the Holder to the Company of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (ii) delivery by the Holder to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company the exercise price and any required tax withholding;

            (c) if the shares of Common Stock underlying the Option are registered under the Securities Act, by delivery of such shares of Common Stock owned by the Holder valued at their Fair Market Value (as defined below), provided: (i) such method of payment is then permitted under applicable law,
(ii) such shares of Common Stock have been owned by the Holder at least six months prior to the date of such delivery, and (iii) such shares of Common Stock are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements or restrictions;

            (d) by reducing the number of shares of Common Stock otherwise issuable under this Option to the Holder upon the exercise of this Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; provided, however, that such method of payment is then permitted under applicable law;

            (e) to the extent permitted by applicable law and by the board of directors of the Company (the "Board"), in its sole discretion, by: (i) delivery of a promissory note of the Holder to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

            (f) by any combination of the above permitted forms of payment.

         For the purpose of this Agreement, "Fair Market Value" shall mean:

                (i) If the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest ask prices of the Common Stock as reported for such date or, if no bid and ask prices were reported for such date, for the last day preceding such date for which such prices were reported;

                (ii) If the Common Stock is admitted to trading on a United States national securities exchange or the NASDAQ National Market System, the Fair Market Value on any given date shall be the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported;

                (iii) If the Common Stock is traded in the over-the-counter market and not on NASDAQ, the NASDAQ National Market System or any United States national securities exchange, the Fair Market Value on any given date shall be the average of the mean between the last bid and ask prices per share as reported by the National Quotation Bureau, Inc. or an equivalent generally accepted reporting service for such date or, or if not so reported, the average of the closing bid and ask prices of the Common Stock for such date as furnished to the Company by any member of the National Association of Securities Dealers, Inc. selected by the Company for that purpose; or

                (iv) If the Fair Market Value of the Common Stock cannot be determined on the basis previously set forth in this definition on the date that the Fair Market Value is to be determined, the Board shall in good faith determine the Fair Market Value of the Common Stock on such date.

         The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of this Option will be contingent upon receipt from the Holder (or a purchaser acting in his stead in accordance with the provisions of this Option) by the Company of the full purchase price for the Shares and the fulfillment of any other requirements contained in this Option or imposed by applicable law.

         7. Registration Rights. The Company covenants and agrees as follows:

            7.1 For the purpose of this Section 7, the following definitions shall apply:

                 (a) "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                 (b) "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

                 (c) "Registration Statement" shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of
Section 7.2, but excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms, that covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                 (d) "Restricted Stock" shall mean: (i) all of the Shares, and
(ii) any additional shares of Common Stock of the Company issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided that, as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (y) such securities are permitted to be transferred pursuant to Rule 144 (or any successor provision to such rule) under the Securities Act, or (z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

                 (e) "Selling Stockholders" shall mean the Holder and any of his or her respective successors and assigns.

            7.2. Registration of the Restricted Stock.

                 (a) In the event the Holder's employment with the Company is terminated under Section 4(e) or (f) of the Employment Agreement, the Company shall use its reasonable best efforts to prepare and file with the SEC, within ninety (90) days of the date of termination of the Holder's employment with the Company (the "Target Filing Date"), a Registration Statement under the Act to permit the public sale of the Restricted Stock purchased hereby, and to cause such Registration Statement to be declared effective as soon as reasonably practicable thereafter. The Holder shall furnish such information as may be reasonably requested by the Company in order to include such Restricted Stock in such Registration Statement. If the Holder decides not to include all of his Restricted Stock in any Registration Statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. In the event that any registration pursuant to this Section 7.2(a) is terminated or withdrawn, the Company shall use its reasonable best efforts to prepare and file with the SEC, within 180 days thereafter, a Registration Statement under the Securities Act of 1933, as amended, to permit the public sale of the Restricted Stock purchased hereby.

                 (b) In the event that any registration pursuant to Section 7.2(a) shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Company, all Selling Stockholders proposing to distribute their Restricted Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration: (i) first, the securities the Company proposes to sell, and (ii) second, the Restricted Stock and any other registrable securities eligible and requested to be included in such registration to the extent that the number of shares to be registered under this clause (ii) will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause
(i). In such a case, shares shall be registered pro rata among the holders of such Restricted Stock and registrable securities on the basis of the number of shares eligible for registration that are owned by all such holders and requested to be included in such registration.

                 (c) Notwithstanding anything to the contrary contained herein, the Company's obligations in Sections 7.2(a) and (b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

                 (d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7.2 prior to the effectiveness of such registration without thereby incurring liability to the holders of the Restricted Stock, regardless of whether any holder has elected to include securities in such registration. The Registration Expenses (as defined in Section 7.5) of such withdrawn registration shall be borne by the Company in accordance with Section 7.4 hereof.

            7.3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Section 7, the Company shall:

                 (a) prepare and file with the SEC a Registration Statement with respect to the Restricted Stock in the manner set forth in Section 7.2 hereof and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of: (i) the sale of all shares of Restricted Stock covered thereby, (ii) the availability under Rule 144 for the Selling Stockholder to immediately, freely resell without restriction all Restricted Stock covered thereby, or (iii) one (1) year from the effective date of the first Registration Statement filed by the Company with the SEC pursuant to this Section 7 or, with respect to any subsequent Registration Statement, 180 days from the effective date of such Registration Statement;

                 (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 7.3(a) above and to comply with the provisions of the Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

                 (c) furnish to the Selling Stockholders such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                 (d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                 (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Selling Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 7.2(b);

                 (f) immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                 (g) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                 (h) make available for inspection by any Selling Stockholder and any attorney, accountant or other agent retained by any Selling Stockholder, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Selling Stockholder, attorney, accountant or agent in connection with such Registration Statement; provided, however, that such Selling Stockholder, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

                 (i) use its reasonable best efforts to list the Restricted Stock covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

                 (j) notify each Selling Stockholder of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

                 (k) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.


            7.4. Delay of Registration.

                 (a) Failure to File Registration Statement. The Company and the Selling Stockholders agree that the Selling Stockholders may suffer damages if the Registration Statement is not filed on or prior to the Target Filing Date and maintained in the manner contemplated herein. The Company and the Selling Stockholders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Registration Statement is not filed on or prior to the Target Filing Date, the Company shall pay in cash or in shares of Common Stock (at the Holder's option) as liquidated damages for such failure and not as a penalty to the Selling Stockholders, a one-time fee equal to $20,000 and an additional fee of $10,000 at the end of each subsequent month during which the Registration Statement is not filed (collectively, the "Late Filing Damages"). Any payments to be made to the Selling Stockholders pursuant to this Section 7.4(a) shall be due and payable within 5 business days of any demand therefor by the Selling Stockholders. The parties agree that the Late Filing Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Selling Stockholders if the Registration Statement is not filed on or prior to the Target Filing Date. If the Holder elects to receive payment of the Late Filing Damages in shares of Common Stock, such shares of Common Stock shall be valued at their Fair Market Value on the date of demand of such Late Filing Damages.

                 (b) Failure of Registration Statement to be Declared Effective. The Company and the Selling Stockholders agree that the Selling Stockholders may suffer damages if the Registration Statement is not declared effective by the SEC on or prior to the ninetieth (90th) day following the Target Filing Date (the "Effectiveness Deadline"). The Company and the Selling Stockholders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Registration Statement is not declared effective by the SEC prior to the Effectiveness Deadline, the Company shall pay in cash or in shares of Common Stock (at the Holder's option) as liquidated damages for such failure and not as a penalty to the Selling Stockholders, an amount equal to $30,000 and an additional fee of $20,000 at the end of each subsequent month during which the Registration Statement is not declared effective (collectively, the "Non-Effectiveness Damages"). Payments to be made to the Selling Stockholders pursuant to this Section 7.4(b) shall be due and payable within 5 business days of any demand therefor by the Selling Stockholders. The parties agree that the Non-Effectiveness Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Selling Stockholders if the Registration Statement is not declared effective on or prior to the ninetieth (90th) day following the Target Filing Date. If the Company elects to pay the Non-Effectiveness Damages in shares of Common Stock, such shares of Common Stock shall be valued at their Fair Market Value on the date of demand of such Non-Effectiveness Damages.

                 (c) No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.4.

            7.5  Expenses.

                 (a) For the purposes of this Section 7.5, the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with Section 7.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, reasonable fees and disbursements of a single special counsel for the Selling Stockholders, fees under state securities laws, fees of the National Association of Securities Dealers, Inc., fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of such sale.

                 (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 7.2. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 7.2 shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

            7.6. Obligations of the Selling Stockholders.

                 (a) In connection with each registration hereunder, each Selling Stockholder shall furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

                 (b) In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

                 (c) In connection with each registration pursuant to this
Section 7, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement which remains unsold, and each Selling Stockholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

            7.7. Information Blackout and Holdbacks.

                 (a) At any time when a Registration Statement effected pursuant to Section 7.2 is effective, upon written notice from the Company to the Holder that the Company has determined in good faith that the sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, the Holder shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies the Holder that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

                 (b) Notwithstanding any other provision of this Section 7, the Holder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act), if and when available, of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to the commencement of any primary offering to be undertaken by the Company of shares of its unissued Common Stock ("Primary Offering"), which may also include other securities, and ending one hundred twenty (120) days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree.

            7.8. Indemnification.

                 (a) The Company agrees to indemnify, to the extent permitted by law, each Selling Stockholder, such Selling Stockholder's respective partners, officers, directors, underwriters and each Person who controls any Selling Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement of or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) any omission of or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement ("Violations"); provided, however, that the indemnity agreement contained in this Section 7.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Selling Stockholder, partner, officer, director, underwriter or controlling person of such Selling Stockholder.

                 (b) To the extent permitted by law, each Selling Stockholder shall indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Selling Stockholder selling securities under such registration statement or any of such other Selling Stockholder's partners, directors or officers or any person who controls such Selling Stockholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Selling Stockholder, or partner, director, officer or controlling person of such other Selling Stockholder, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation: (i) occurs in reliance upon and in conformity with written information furnished by such Selling Stockholder under an instrument duly executed by such Selling Stockholder for use in connection with such registration, (ii) occurs as a result of any failure to deliver a copy of the prospectus relating to such Registration Statement, or
(iii) occurs as a result of any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement.

                 (c) Any Person entitled to indemnification hereunder shall: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                 (d) If the indemnification provided for in this Section 7.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) described in Section 7.8(a) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the offering received by such Selling Stockholder.

            (e) The indemnification provided for under this Section 7 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         8. Rights of Stockholder. The Holder shall not have any stockholder rights with respect to any Shares until such Holder shall have exercised this Option, paid the Exercise Price and become a holder of record of the purchased Shares.

         9. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as follows:

            (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Option subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or any preferred stock as a dividend with respect to any shares of its Common Stock, then the number of Shares issuable on the exercise of this Option shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate purchase price payable for the total number of Shares purchasable under this Option (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

            (b) Reclassification, Reorganization and Consolidation. In the case of any reclassification, capital reorganization or change in the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 9(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Option to purchase, at a total price equal to that payable upon the exercise of this Option, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder, provided the aggregate purchase price shall remain the same.

             (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Option or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Option.

             (d) No Impairment. The Company and the Holder will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Holder, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the rights or the Company and the Holder against impairment.

         10. Investment Intent.

             (a) The Holder of this Option, by acceptance hereof, acknowledges that this Option and the Shares to be issued upon exercise hereof (collectively, the "Securities") are being acquired for the Holder's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such Securities. The Holder acknowledges and agrees that the Securities have not been registered under the Securities Act or under any state securities laws, and that the Securities may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws, except pursuant to an available exemption from such registration. The Holder also acknowledges and agrees that neither the Securities Exchange Commission ("SEC") nor any securities commission or other governmental authority has: (i) approved the transfer of the Securities or passed upon or endorsed the merits of the transfer of the Securities; or (ii) confirmed the accuracy of, determined the adequacy of, or reviewed this Option. The Holder has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and the Holder has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.

             (b) The certificates evidencing any Shares issued upon the exercise of this Option shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) the following legend, appropriate notations thereof will be made in the Company's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares.

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

         11. Covenants of the Company. The Company covenants and agrees that the Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

         12. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

         13. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

             If to National Health Partners:
             ------------------------------

                    National Health Partners, Inc.
                    120 Gibraltar Road
                    Suite 107
                    Horsham, PA 19044
                    Attention:  Chief Financial Officer

             If to the Holder:
             ----------------

                    To that address indicated in Section 15 of the Employment Agreement.

         14. Amendment and Waiver. This Option may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought. The parties hereto entitled to the benefits of a term or provision may waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement contained herein.

         15. Headings; Definitions. The section headings contained in this Option are inserted for convenience of reference only and will not affect the meaning or interpretation of this Option. All references to sections contained herein mean sections of this Option unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

         16. Successors and Assigns. This Option shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Option without the express prior written consent of the other party hereto. Nothing in this Option is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Option.

         17. Severability. If any provision of this Option or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Option shall remain in full force and effect and shall be reformed to render this Option valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

         18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         19. Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company and Holder have caused this Option to be executed this [___] day of [__________], [_____].


                                             National Health Partners, Inc.


                                             By: [___________________________]
                                                 Name:
                                                 Title:

AGREED AND ACCEPTED:


By: [_____________________________]
    Name:
    Title:

                                   APPENDIX A

                               NOTICE OF EXERCISE


To:   National Health Partners, Inc.
        120 Gibraltar Road
        Suite 107
        Horsham, PA 19044
        Attention: Chief Financial Officer

         (1) The undersigned hereby elects to purchase _____________ shares of Common Stock of the Company pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full in accordance with the terms of the Option in the following manner (please check one or more of the following choices):

         [_] in cash or by check;

         [_] an irrevocable and unconditional undertaking by a creditworthy broker to deliver sufficient funds to pay the exercise price and any required tax withholding;

         [_] a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver the exercise price and any required tax withholding;

         [_] a promissory note;

         [_] a reduction of the number of shares of Common Stock otherwise issuable under the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregated exercise price; or

         [_] the following consideration: ____________________________________.

         (2) In exercising the Option, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned for investment purposes only (unless such shares are subject to resale pursuant to an effective Registration Statement), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

         (3) Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Option.

         (4) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

                                                  ____________________________


__________________________                        _____________________________
(Date)                                            (Signature)

                                                                       Exhibit B
                                                                       ---------


                     DUTIES AND RESPONSIBILITIES OF THE VICE
            PRESIDENT OF MARKETING OF NATIONAL HEALTH PARTNERS, INC.

Overview
--------

         The Vice President of Marketing shall be responsible for establishing and directing all marketing functions for National Health Partners, Inc. (the "Company"), including market research, materials and web site design, advertising design and placement, printing, packaging of sales materials, public relations. The Vice President of Marketing shall report to the President ("President") of the Company.

Duties and Responsibilities
---------------------------

         The specific duties and responsibilities of the Vice President of Marketing shall include, but not be limited to, the following:

(i) Coordinate and administer, with direction from the President, the Company's long-range strategic marketing initiatives.

(ii) Plan and implement the Company's advertising and promotional activities, including the marketing and promotion of the Company's products and services, the design, layout, pasteup and production of the Company's promotional materials, and the Company's public relations activities.

(iii) Manage all media contracting of the Company, including television, newspaper, magazine, internet, radio, and direct mail campaigns, in accordance with the Company's budget.

(iv) Assist the President with forecasting, implementing and monitoring the operating budget of the Company's marketing department..

(v)      Supervise, evaluate and counsel the Company's marketing staff.

(vi) Further the goals and positive, professional image of the Company by acting as a major link between the Company, its employees and affiliates, the media and the general public.